UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  June 25, 2004




                    CYNTECH TECHNOLOGIES, INC.
      (Exact name of registrant as specified in its charter)



            Utah                      000-30370           87-0443172
(State or other jurisdiction of      (Commission         (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)



               4305 Derbyshire Trace, SE
                    Conyers, GA                            30094
      (Address of principal executive offices)           (Zip Code)



                           770-760-8732
       (Registrant's telephone number, including area code)


                               n/a
  (Former name or former address, if changed since last report)


















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        ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

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     On June 25, 2004, Cyntech Technologies, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.


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                        ITEM 7.  EXHIBITS

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     The following is filed as an exhibit to this report:


              SEC
Exhibit       Reference
Number        Number           Title of Document                   Location
------------- ---------------- ----------------------------------- -----------
  Item 99.                     Other Exhibits
  --------                     ----------------------------------- -----------
    99.01         99           Press Release dated June 25, 2004   This filing



                       ___________________


This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside Cyntech's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Cyntech's 2002 annual report on Form 10-KSB and other SEC reports.

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                            SIGNATURE

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CYNTECH TECHNOLOGIES, INC.

Date:  June 25, 2004           By /s/ R. Frank Meyer
                                  -------------------------------------------
                                  R. Frank Meyer, President, Chief Executive
                                  Financial and Accounting Officer